SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          December 13, 2005
                                                -------------------------------

Commission        Registrant, State of Incorporation,         I.R.S. Employer
File Number       Address and Telephone Number                Identification No.

1-5072            Savannah Electric and Power Company         58-0418070
                  (A Georgia Corporation)
                  600 East Bay Street
                  Savannah, Georgia 31401
                  (912) 644-7171

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.      Entry into a Material Definitive Agreement.

         On December 13, 2005, Georgia Power Company ("Georgia Power") and Savannah Electric and Power Company ("Savannah Electric"), both Georgia corporations and subsidiaries of The Southern Company, a Delaware corporation ("Southern"), entered into an Agreement and Plan of Merger, dated as of December 13, 2005 (the "Merger Agreement"). Pursuant to the Merger Agreement, Savannah Electric will merge with and into Georgia Power (the "Merger"), with Georgia Power continuing as the surviving corporation. Pursuant to the Merger Agreement, at the effective time of the Merger: (a) each share of Georgia Power common stock, without par value ("Georgia Power Common Stock"), issued and outstanding immediately prior to the Merger shall remain issued and outstanding; (b) each share of Georgia Power preferred stock currently issued and outstanding shall have been redeemed prior to the Merger; (c) the issued and outstanding shares of Savannah Electric common stock, with a par value of $5 per share, all of which shall continue to be held by Southern Company, shall, without further action on the part of anyone, be converted into the right to receive 1,500,000 shares of Georgia Power Common Stock; and (d) each share of Savannah Electric preferred stock issued and outstanding immediately prior to the Merger shall be converted into the right to receive one share of a new series of Georgia Power Class A Preferred Stock, non-cumulative, par value $25 per share (the "Georgia Power 6 1/8% Series Class A Preferred Stock").

         Under the Merger Agreement, the Merger is conditioned upon, among other things, (a) the adoption of the Merger Agreement by the shareholders of each of Georgia Power and Savannah Electric as and to the extent required by their respective organizational documents and the Georgia Business Corporation Code,
(b) certain regulatory approvals, including the approval of the Federal Energy Regulatory Commission and the Federal Communications Commission, as well as the approval of the Georgia Public Service Commission with respect to certain matters relating to the Merger, and (c) New York Stock Exchange listing approval for the Georgia Power 6 1/8% Series Class A Preferred Stock, subject to official notice of issuance. Assuming the timely receipt of all required approvals, Savannah Electric expects to complete the merger by July 2006.

         The Merger Agreement may be amended or terminated with the written approval of Georgia Power and Savannah Electric.

         This summary of the Merger Agreement and the Merger is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement includes as Exhibit A thereto the form of Amended and Restated Charter to be adopted by Georgia Power at or prior to the effective time of the Merger and as Exhibit B thereto the form of amendment to such Amended and Restated Charter to designate the 6 1/8% Georgia Power Class A Preferred Stock to be issued in connection with the Merger.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         In connection with the Merger described in Item 1.01 above, Georgia Power and Savannah Electric plan to establish a new coastal regional organization for Georgia Power that will operate following completion of the Merger. Management expects that current Savannah Electric employees will fill most of the positions in the new regional organization. In connection


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with the Merger, Savannah Electric plans to offer voluntary severance to a number of employees and expects to incur approximately $16 million in expenses related to severance benefits and the termination of the Savannah Electric Executive Retirement Plan. These anticipated severance benefits will result in cash payments that are expected to be expensed during the first half of 2006. The actual amount and timing of these charges may differ materially from Savannah Electric's estimates described above and will depend upon the final composition and seniority of the affected employees and the actual timing of completion of the Merger and the development of the coastal regional organization of Georgia Power.

Cautionary Notice Regarding Forward-Looking Statements

         This Current Report on Form 8-K includes forward-looking statements under federal securities laws. These forward-looking statements include statements regarding the proposed merger, including statements regarding estimated expenses relating to severance benefits and termination of the Savannah Electric Executive Retirement Plan in connection with the proposed merger and other statements regarding the plans, strategies and expectations of management. These statements are based on the current expectations of management and a number of risks and uncertainties could cause actual results to differ materially from these forward-looking statements. For example, (1) Savannah Electric may be unable to obtain the shareholder approvals required for the transaction; (2) Georgia Power or Savannah Electric may be unable to obtain regulatory approvals required for the transaction, or regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) the credit ratings of the combined company may be different from what Georgia Power or Savannah Electric expect; (4) the industry may be subject to future regulatory or legislative actions that could adversely affect the combined company; and (5) the combined company may be adversely affected by other economic, business and/or competitive factors. Additional factors that may affect the future results of Savannah Electric are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. Savannah Electric disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of December 13, 2005, between Georgia Power Company and Savannah Electric and Power Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2005                     SAVANNAH ELECTRIC AND POWER COMPANY



                                            By        /s/Wayne Boston
                                                        Wayne Boston
                                                     Assistant Secretary